Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated October 9, 2024
to the

ActivePassive International Equity ETF (the “Fund”)

Prospectus and Summary Prospectus
dated December 29, 2023

This supplement makes the following amendments to disclosures in the Prospectus and Summary Prospectus for the Fund dated December 29, 2023.

Effective August 30, 2024, the sub-advisory agreement between AllianceBernstein L.P. (“AllianceBerstein”) and the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”), has been terminated. Accordingly, all references to AllianceBerstein in the Prospectus and Summary Prospectus are hereby removed. In addition, all references to Dev Chakrabarti as portfolio manager of the Fund in the Prospectus and Summary Prospectus are hereby removed.

Also effective August 30, 2024, Lazard Asset Management LLC (“Lazard”) has been added as a sub-adviser to the Fund. At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on August 15, 2024, the Board approved a sub-advisory agreement between the Adviser and Lazard in accordance with an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission (the “SEC”) effective as of September 26, 2007. In accordance with the exemptive order, additional information about Lazard will be included in an information statement that is filed with the SEC within 90 days of August 30, 2024.

The fifth paragraph under “Principal Investment Strategies” on page 3 of the Summary Prospectus and page 28 of the Prospectus is amended and restated as follows:

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs two Sub-Advisers to manage the Fund’s qualitative active allocation, Causeway Capital Management LLC (“Causeway”) and Lazard Asset Management LLC (“Lazard”). Causeway will utilize an international value ADR strategy that seeks long-term growth of capital by utilizing a “value” investing style, which targets stocks that Causeway believes are trading at a lower price than their true value. Typical value characteristics Causeway will consider in evaluating investments for the Fund include low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Causeway will generally invest in companies with market capitalizations of US $5 billion or greater at the time of investment.

Lazard will utilize their International Quality Growth ADR strategy. The strategy invests primarily in American Depository Receipts (“ADRs”) of Non-US companies, including those whose principal business activities are located in emerging market countries that Lazard considers to be quality growth businesses. By “quality” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

The Portfolio may invest in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or more.

The Sub-Advisers generally rely on detailed proprietary research and actively focus on the sectors and securities they believe are undervalued relative to the market. The Sub‑Advisers will actively trade the portion of the Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, the Sub-Advisers typically:

•Use in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
•Exploit inefficiencies in the valuation of risk and reward;
•Look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The following information under the section titled “Management” on page 7 of the Summary Prospectus and pages 24-25 of the Prospectus is hereby amended to read as follows:

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Causeway Capital Management LLC and Lazard Asset Management LLC serve as the Fund’s Sub-Advisers.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Managing Director, Co-Founder and Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Senior Vice President, Senior Portfolio Manager of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
Sarah Ketterer	Since March 2023	Chief Executive Officer and Fundamental Portfolio Manager of Causeway
Harry Hartford	Since March 2023	President and Fundamental Portfolio Manager of Causeway
Jonathan Eng	Since March 2023	Fundamental Portfolio Manager of Causeway
Conor Muldoon	Since March 2023	Fundamental Portfolio Manager of Causeway
Alessandro Valentini	Since March 2023	Fundamental Portfolio Manager of Causeway
Ellen Lee	Since March 2023	Fundamental Portfolio Manager of Causeway
Steven Nguyen	Since March 2023	Fundamental Portfolio Manager of Causeway
Brian Woonhyung Cho	Since March 2023	Fundamental Portfolio Manager of Causeway

Portfolio Manager	Years of Service with the Fund	Primary Title
Louis Florentin-Lee	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
Barnaby Wilson	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
Rob Failla	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard

The list of the Fund’s sub-advisers under the section titled “Management and Organization of the Funds – The Sub-Advisers and Portfolio Managers” starting on page 47 of the Prospectus is hereby amended to include the following:

International Equity ETF
Causeway Capital Management LLC
Lazard Asset Management LLC

The following information about Lazard Asset Management LLC is added to the section titled “Management and Organization of the Funds – The Sub-Advisers and Portfolio Managers” starting on page 48 of the Prospectus:

Lazard Asset Management LLC
The Adviser has entered into a sub-advisory agreement with Lazard Asset Management LLC (“Lazard”), to manage a portion of the International Equity ETF’s assets. Lazard is located at 30 Rockefeller Plaza, New York, NY, 10112. Lazard is an indirect wholly-owned subsidiary of Lazard, Inc., which shares the same address as Lazard. Lazard manages multiple accounts for a diverse client base, including private clients, institutions and investment funds. As of June 30, 2024, Lazard had $205.2 billion in assets under management.

Louis Florentin-Lee
Mr. Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. He was formerly the co-Portfolio Manager/Analyst for the Lazard European Explorer Fund from 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. He began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics.
Barnaby Wilson, CFA®
Mr. Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. He began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. He is a CFA charterholder.

Robert Failla, CFA®
Mr. Failla is a Managing Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. He began working in the investment field in 1993. Mr. Failla has an M.B.A. from NYU’s Stern School of Business and a B.A.(Hons) from Harvard University. He is a member of the Board of Trustees of Link Education Partners and previously served on the Board of Trustees at Delbarton School in Morristown, NJ from 2007 to 2019. Mr. Failla is a CFA charterholder.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Lazard will be included in the Fund’s annual report to shareholders on Form N-CSR for the fiscal year ended August 31, 2024.

Please retain this Supplement with your Prospectus
and Summary Prospectus for future reference.

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